EXHIBIT 99.1
                                                             ------------

                                PRESS RELEASE
                                -------------



                NEWELL RUBBERMAID REALIGNS SEGMENT REPORTING

   ATLANTA, MARCH 15, 2004 - Newell Rubbermaid Inc. (NYSE: NWL) announced today that it has changed its segment reporting to align public reporting with recent changes in management reporting.

   The company will now report the following five segments: Cleaning & Organization, Tools & Hardware and Home Fashions, led by Chief
   Operating Officer James J. Roberts, and Office Products and Other, led by Chief Operating Officer Robert. S. Parker.

   The realignment schedules, which reflect discontinued operations, along with a listing of divisions in each segment are included in this press release and can also be found on the investor relations portion of the company's web site at www.newellrubbermaid.com.

   ABOUT NEWELL RUBBERMAID
   Newell Rubbermaid Inc., is a global marketer of consumer products with 2003 sales of over $7 billion and a powerful brand family including Sharpie{R}, Paper Mate{R}, Parker{R}, Waterman{R}, Colorific{R}, Rubbermaid{R}, Stain Shield{R}, Blue Ice{R}, TakeAlongs{R}, Roughneck{R}, Brute{R}, Calphalon{R}, Little Tikes{R}, Graco{R}, Levolor{R}, Kirsch{R}, Shur-Line{R}, BernzOmatic{R}, Goody{R}, Vise-Grip{R}, Quick-Grip{R}, IRWIN{R}, Lenox{R}, and Marathon{R}. The company, headquartered in Atlanta, Ga., employs approximately 40,000 people worldwide.

   This press release and additional financial information about the company are available under the Investor Relations section of the company's website at www.newellrubbermaid.com.

   Newell Rubbermaid Inc.
   Atlanta, GA
   Securities Listed
   NYSE
   Common Stock
   (Symbol: NWL)
   www.newellrubbermaid.com

   JESSE HERRON
   Vice President, Investor Relations
   6833 Stalter Drive
   Rockford, IL 61108
   Phone: 815-381-8150

   SUSAN MASTEN
   Director, Public Relations
   6833 Stalter Drive
   Rockford, IL 61108
   Phone: 770-670-2215





  NEWELL RUBBERMAID, INC.
  SALES, OPERATING INCOME AND IDENTIFIABLE ASSETS
  2003 AND 2002


               Q1                                    2003                                             2002
                               ----------------------------------------------      -------------------------------------------

                                                               EX.                                               EX.
                                         REPORTED  CHARGES   CHARGES                       REPORTED  CHARGES  CHARGES
                               SALES        OI       (1)       OI      MARGIN      SALES      OI       (1)       OI     MARGIN
                               -----     --------  -------   -------   ------      -----   --------  -------  -------   ------
  Cleaning & Organization       477.5      40.0      0.3      40.4      8.5%       455.7     47.9      1.9      49.9     10.9%
  Office Products               322.3      47.0      1.0      48.0     14.9%       334.1     32.2      5.6      37.8     11.3%
  Tools & Hardware              265.6      35.4      1.5      36.9     13.9%       112.5     10.9      2.4      13.3     11.8%
  Home Fashions                 219.6       4.7      1.2       6.0      2.7%       222.6      9.7       -        9.7      4.4%
  Other                         272.9      20.7      0.3      21.1      7.7%       264.5     14.3      0.1      14.4      5.4%
  Corporate                       -        (7.2)      -       (7.2)                   -      (7.5)      -       (7.5)
  Impairment                                                    -                              -                  -
  Restructuring                           (24.5)    24.5        -                            (7.3)     7.3        -
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----
  Continuing Operations       1,557.9     116.2     28.9     145.1      9.3%     1,389.4    100.2     17.3     117.5      8.5%
  Discontinued Operations       178.5     (35.1)    35.2       0.1      0.1%       207.6     10.0      2.4      12.4      6.0%
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----

  Total                       1,736.4      81.1     64.1     145.2      8.4%     1,597.0    110.2     19.7     129.9      8.1%
                              =======    ======    =====     =====     ====      =======   ======    =====     =====     ====



               Q2                                    2003                                             2002
                               ----------------------------------------------      -------------------------------------------

                                                               EX.                                               EX.
                                         REPORTED  CHARGES   CHARGES                       REPORTED  CHARGES  CHARGES
                               SALES        OI       (1)       OI      MARGIN      SALES      OI       (1)       OI     MARGIN
                               -----     --------  -------   -------   ------      -----   --------  -------  -------   ------

  Cleaning & Organization       512.4      21.0      0.2      21.2      4.1%       489.5    40.2       0.7      40.9      8.3%
  Office Products               507.8     114.8      0.1     114.9     22.6%       480.3   103.9        -      103.9     21.6%
  Tools & Hardware              294.6      47.7      0.6      48.3     16.4%       201.8    19.6       0.4      20.0      9.9%
  Home Fashions                 227.8       7.9      0.7       8.6      3.8%       248.1    20.3        -       20.3      8.2%
  Other                         269.6      21.9      0.0      21.9      8.1%       273.3     7.1      (0.4)      6.7      2.5%
  Corporate                        -       (6.3)      -       (6.3)                   -     (7.7)       -       (7.7)
  Impairment                                                    -                             -                   -
  Restructuring                           (52.9)    52.9        -                           (0.1)      0.1        -
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----
  Continuing Operations       1,812.2     154.1     54.6     208.7     11.5%     1,693.0   183.3       0.8     184.1     10.9%
  Discontinued Operations       163.9     (13.6)     5.6      (8.0)    -4.9%       202.0    (1.6)      8.9       7.3      3.6%
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----

  Total                       1,976.1     140.5     60.2     200.7     10.2%     1,895.0   181.7       9.7     191.4     10.1%
                              =======    ======    =====     =====     ====      =======   ======    =====     =====     ====






               Q3                                    2003                                             2002
                               ----------------------------------------------      -------------------------------------------

                                                               EX.                                               EX.
                                         REPORTED  CHARGES   CHARGES                       REPORTED  CHARGES  CHARGES
                               SALES        OI       (1)       OI      MARGIN      SALES      OI       (1)       OI     MARGIN
                               -----     --------  -------   -------   ------      -----   --------  -------  -------   ------

  Cleaning & Organization       514.4      31.9      0.4      32.3      6.3%       477.6    43.5      (1.2)     42.3      8.9%
  Office Products               428.7      69.9      0.1      70.0     16.3%       437.8    81.2       3.7      84.9     19.4%
  Tools & Hardware              299.3      53.4      0.3      53.7     17.9%       232.9    30.7       5.1      35.8     15.4%
  Home Fashions                 223.5      17.5      0.6      18.1      8.1%       248.5     1.0        -        1.0      0.4%
  Other                         281.4      33.6     (0.2)     33.4     11.9%       314.3    38.5       0.6      39.1     12.4%
  Corporate                        -      (10.9)      -      (10.9)                   -     (7.5)       -       (7.5)
  Impairment                                                    -                             -                   -
  Restructuring                           (32.2)    32.2        -                          (51.0)     51.0        -
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----
  Continuing Operations       1,747.3     163.2     33.4     196.6     11.3%     1,711.1   136.4      59.2     195.6     11.4%
  Discontinued Operations       197.4     (17.7)    17.1      (0.6)    -0.3%       237.2    21.0       0.3      21.3      9.0%
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----

  Total                       1,944.7     145.5     50.5     196.0     10.1%     1,948.3   157.4      59.5     216.9     11.1%
                              =======    ======    =====     =====     ====      =======   ======    =====     =====     ====




               Q4                                    2003                                             2002
                               ----------------------------------------------      -------------------------------------------

                                                               EX.                                               EX.
                                         REPORTED  CHARGES   CHARGES                       REPORTED  CHARGES  CHARGES
                               SALES        OI       (1)       OI      MARGIN      SALES      OI       (1)       OI     MARGIN
                               -----     --------  -------   -------   ------      -----   --------  -------  -------   ------

  Cleaning & Organization       509.4      (0.9)    (0.0)     (1.0)    -0.2%       479.0    37.4      (2.2)     35.2      7.4%
  Office Products               422.4      77.8      1.3      79.1     18.7%       431.9    88.8      (0.8)     88.0     20.4%
  Tools & Hardware              340.2      42.8     (0.2)     42.6     12.5%       235.8    18.0       8.4      26.4     11.2%
  Home Fashions                 230.1      14.3      4.5      18.7      8.1%       236.5    13.3      (6.9)      6.4      2.7%
  Other                         338.5      48.0      1.4      49.4     14.6%       321.3    36.2       1.4      37.6     11.7%
  Corporate                        -       (5.9)      -       (5.9)                   -     (8.4)     (0.1)     (8.5)
  Impairment                              (34.5)    34.5        -                             -                   -
  Restructuring                           (74.6)    74.6        -                          (43.4)     43.4        -
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----
  Continuing Operations       1,840.6      66.9    116.1     183.0      9.9%     1,704.5   141.9      43.3     185.2     10.9%
  Discontinued Operations       252.2    (254.1)   261.9       7.8      3.1%       309.2    38.5      11.6      50.1     16.2%
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----


  Total                       2,092.8    (187.2)   378.0     190.8      9.1%     2,013.7   180.4      54.9     235.3     11.7%
                              =======    ======    =====     =====     ====      =======   ======    =====     =====     ====





           Full Year                                 2003                                             2002
                               ----------------------------------------------      -------------------------------------------

                                                               EX.                                               EX.
                                         REPORTED  CHARGES   CHARGES                       REPORTED  CHARGES  CHARGES
                               SALES        OI       (1)       OI      MARGIN      SALES      OI       (1)       OI     MARGIN
                               -----     --------  -------   -------   ------      -----   --------  -------  -------   ------

  Cleaning & Organization     2,013.7      92.0      0.9      92.9      4.6%     1,901.8   169.0      (0.7)    168.3      8.8%
  Office Products             1,681.2     309.6      2.5     312.1     18.6%     1,684.1   306.1       8.5     314.6     18.7%
  Tools & Hardware            1,199.7     179.2      2.3     181.5     15.1%       783.0    79.2      16.3      95.5     12.2%
  Home Fashions                 901.0      44.4      7.0      51.4      5.7%       955.7    44.3      (6.9)     37.5      3.9%
  Other                       1,162.4     124.2      1.6     125.8     10.8%     1,173.3    96.1       1.7      97.8      8.3%
  Corporate                        -      (30.3)      -      (30.3)                   -    (31.1)     (0.1)    (31.2)
  Impairment                       -      (34.5)    34.5        -                     -       -         -         -
  Restructuring                    -     (184.2)   184.2        -                     -   (101.8)    101.8        -
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----
  Continuing Operations       6,958.0     500.4    233.0     733.4     10.5%     6,497.9   561.8     120.6     682.4     10.5%
  Discontinued Operations       792.0    (320.5)   319.8      (0.7)    -0.1%       956.0    67.9      23.2      91.1      9.5%
                              -------    ------    -----     -----     ----      -------   ------    -----     -----     ----

  Total                       7,750.0     179.9    552.8     732.7      9.5%     7,453.9   629.7     143.8     773.5     10.4%
                              =======    ======    =====     =====     ====      =======   ======    =====     =====     ====


  Identifiable Assets:      12/31/2003 12/31/2004

  Cleaning & Organization     1,256.6   1,339.1
  Office Products               997.5     998.3
  Tools & Hardware              812.1     584.8
  Home Fashions                 633.5     646.2
  Other                         569.7     617.7
  Corporate                   2,719.2   2,629.5
                              -------   -------
  Continuing Operations       6,988.6   6,815.6
  Discontinued Operations       492.1     588.8
                              -------   -------
  Total                       7,480.7   7,404.4



  (1)  Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures.






   NEWELL RUBBERMAID, INC.
   SEGMENTS AND DIVISIONS


   CLEANING & ORGANIZATION
   Rubbermaid Home Products
   Rubbermaid Food & Beverage
   Rubbermaid Commercial
   Rubbermaid Europe
   Rubbermaid Canada

   OFFICE PRODUCTS
   Sanford North America
   Sanford Europe
   Sanford Latin America
   Sanford Asia Pacific

   TOOLS & HARDWARE
   IRWIN North America
   IRWIN Latin America
   IRWIN Europe
   Lenox
   BernzOmatic
   Shur-Line
   Amerock

   HOME FASHIONS
   Levolor/Kirsch
   Home Decor Europe
   Swish UK

   OTHER
   Calphalon
   Cookware Europe
   Goody
   Graco
   Little Tikes

   DISCONTINUED OPERATIONS
   Panex
   Frames Europe
   Mirro (formerly part of the Calphalon Division)
   Burnes
   Anchor